SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

DATE OF REPORT: October 6, 1999

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-26822
(Commission File Number)

Delaware	77-0398689
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3420 Central Expressway
Santa Clara, California 95051
(Address of principal executive offices, with zip code)

(408) 731-3300
(Registrant's telephone number, including area code)

Item 5.  Other Events

    On October 6, 1999, Yahoo! Inc., a Delaware corporation ("Yahoo!") announced its financial results for the three and nine month periods ended September 30, 1999. A copy of Yahoo!'s press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    The press release filed as an exhibit to this report includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that more thorough discussions of factors affecting the Company's operating results are included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, the Company's Current Report on Form 8-K/A filed on June 8, 1999, the Company's Registration Statement on Form S-4 filed on June 8, 1999, and the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1999, and are all filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

99.1	Press Release dated October 6, 1999.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.
Date: October 6, 1999	By:	/s/ GARY VALENZUELA Gary Valenzuela Senior Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated October 6, 1999.